EXHIBIT 10.6

         FIRST AMENDMENT TO AMENDED AND RESTATED MASTER POOLING AND
                            SERVICING AGREEMENT


        This FIRST AMENDMENT TO AMENDED AND RESTATED MASTER POOLING AND SERVICING AGREEMENT, dated as of November 19, 1999 (this "Amendment"), is entered into by and among YAMAHA MOTOR RECEIVABLES CORPORATION, a corporation organized and existing under the laws of the State of Delaware, as Transferor, YAMAHA MOTOR CORPORATION, U.S.A., a corporation organized and existing under the laws of the State of California, as Servicer, and THE FUJI BANK AND TRUST COMPANY, a banking corporation organized under the laws of the State of New York, as Trustee.

        WHEREAS, the Transferor, the Servicer and the Trustee have previously entered into that certain Amended and Restated Master Pooling and Servicing Agreement, dated as of May 1, 1999 (the "Pooling and Servicing Agreement"); and

        WHEREAS, in light of recent changes to the New York Uniform Commercial Code, the parties desire to clarify and amend specified provisions of the Pooling and Servicing Agreement; and

        WHEREAS, pursuant to Section 13.1(a) of the Pooling and Servicing Agreement, the Transferor, the Servicer and the Trustee may amend such agreement without the consent of any Investor Certificateholder to cure any ambiguity, correct or supplement any inconsistent provisions or add or change any provision of the agreement so long as the Trustee receives an opinion of counsel to the effect that the conditions and requirements of such Section 13.1(a) have been satisfied.

                                 AGREEMENT

        NOW, THEREFORE, in exchange for good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereby agree as follows:

        Section 1. Definitions.

        Each capitalized term used and not otherwise defined herein has the meaning ascribed thereto in the Pooling and Servicing Agreement.

        Section 2. Amendments.

               (a) Amendments to Section 1.1. Section 1.1 of the Pooling and Servicing Agreement is hereby amended as follows:

                       (i) Section 1.1 of the Pooling and Servicing
        Agreement is hereby amended by inserting the following defined terms in alphabetical order:

               "Control Agreement" shall have the meaning ascribed thereto in Section 4.1(h) hereof.

               "Financial Asset" shall have the meaning ascribed thereto in
               Article 8 of the UCC.

               "Securities Intermediary" shall have the meaning ascribed thereto in Article 8 of the UCC.

               "Specified Accounts" shall mean the Collection Account and the Special Funding Account.

               "Specified Property" shall have the meaning set forth in
               Section 4.1(h).

                       (ii) Section 1.1 of the Pooling and Servicing Agreement is hereby further amended by deleting therefrom the defined terms "Eligible Deposit Account Property" and "Transfer."

               (b) Amendment to Section 4.1(h). Section 4.1(h) of the Pooling and Servicing Agreement is hereby amended by deleting it in its entirety and substituting in its place the following:

                       (h) Specified Property. With respect to any assets
               held in or credited to each Specified Account from time to time (all of such assets and the proceeds thereof, collectively, the "Specified Property"), the Trustee hereby agrees that:

                              (i) All Specified Property shall be
               maintained solely in the name of the Trustee and shall solely be held as Financial Assets in or credited as Financial Assets to the to Specified Accounts.

                              (ii) Each such account shall be subject to
               the exclusive custody and control of the Trustee subject to a control agreement in form and substance satisfactory to the Trustee (each such agreement, a "Control Agreement"), and, subject to the terms of any such Control Agreement, the Trustee shall have sole signature authority with respect thereto.

                              (iii) Notwithstanding the foregoing, any
               Specified Property consisting of a Financial Asset (including, without limitation, Investment Property or negotiable Instruments) may also be: (A) delivered to the Trustee by the crediting of such asset by book entry to a Specified Account so long as the related Eligible Institution is a Securities Intermediary that has agreed in writing to treat solely the Trustee as entitled to exercise the rights that are evidenced by such property; and (B) thereafter maintained (pending maturity or disposition) in accordance with the foregoing; and

                              (iv) Upon the delivery to the Trustee of any
               Specified Property in accordance with this Section 4.1(h), the Trustee shall be deemed to have represented that it has acquired the Specified Property for value, in good faith and without notice of any adverse claim thereon or thereto.

        Section 3. Representations and Warranties.

        Each party, by executing this Amendment, hereby represents and warrants that the Person executing this Amendment on behalf of such party is duly authorized to do so, such party has full right and authority to enter into this Amendment and to consummate the transactions described in this Amendment, and this Amendment constitutes the valid and legally binding obligation of such party and is enforceable against such party in accordance with its terms.

        Section 4. Effective Date.

        This Amendment shall become effective as of the date first written above upon the execution and delivery of this Amendment by all of the parties hereto.

        Section 5. Miscellaneous.

               (a) Ratification of Pooling and Servicing Agreement. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Pooling and Servicing Agreement and, except as expressly modified and superseded by this Amendment, the Pooling and Servicing Agreement is ratified and confirmed in all respects and shall continue in full force and effect.

               (b) References. The Pooling and Servicing Agreement, and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Pooling and Servicing Agreement as amended hereby, is hereby amended so that any reference in such agreement to the Pooling and Servicing Agreement shall mean a reference to such agreement as amended hereby.

               (c) Counterparts. This Amendment may be executed in two or more counterparts, each of which will be deemed to be an original but all of which together will constitute one and the same instrument.

               (d) Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York.

               (e) Binding Agreement. This Amendment shall be binding upon and inure to the benefit of the parties hereto, the Investor
Certificateholders and the Certificate Owners and their respective successors and assigns

               (f) Notice. Promptly upon execution of this Amendment, the Trustee shall provide written notice of the substance of this Amendment to each Investor Certificateholder and the Servicer shall provide written notice of the substance of this Amendment to each Rating Agency.


        IN WITNESS WHEREOF, this Amendment has been signed and delivered by the parties hereto as of the date first written above.

                                        YAMAHA MOTOR RECEIVABLES
                                          CORPORATION, as Transferor


                                        By:________________________
                                        Name: _____________________
                                        Title:_____________________


                                        YAMAHA MOTOR CORPORATION, U.S.A, as
                                          Servicer


                                        By: _________________________
                                        Name: _______________________
                                        Title:_______________________


                                        THE FUJI BANK AND TRUST COMPANY, not
                                          in its individual capacity but
                                          solely as Trustee


                                        By:__________________________
                                        Name:________________________
                                        Title:_______________________